Fund/Ticker
Fidelity Enhanced High Yield ETF/FDHY
Fidelity Preferred Securities & Income ETF/FPFD
Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc. for Fidelity® Preferred Securities & Income ETF
Principal U.S. Listing Exchange: NYSE Arca, Inc. for Fidelity® Enhanced High Yield ETF
Fidelity® Enhanced High Yield ETF was formerly known as Fidelity® High Yield Factor ETF.

Prospectus
December 30, 2024
As Revised January 24, 2025

These securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Enhanced High Yield ETF
Fidelity® Preferred Securities & Income ETF
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Other Service Providers
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Fidelity® Enhanced High Yield ETF
Investment Objective
Fidelity® Enhanced High Yield ETF seeks a high level of income. The fund may also seek capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.36%
Fee waiver and/or expense reimbursement	0.00% A, B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.35%
AAdjusted to reflect current fees.
BFee waiver and/or expense reimbursement represents less than 0.005%. Total annual operating expenses after fee waiver and/or expense reimbursement does not sum due to rounding.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$36
3 years	$114
5 years	$201
10 years	$454

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities rated below investment grade (also referred to as high yield debt securities or junk bonds).
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Below investment grade debt securities are debt securities that are rated below BBB- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO), or, if unrated, determined by the Adviser to be of comparable quality.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Using the ICE® BofA® BB-B US High Yield Constrained Index as a guide in structuring the fund and selecting its investments as it relates to credit quality distribution and risk characteristics.
  Normally investing primarily in securities rated BB or B by Standard & Poor's (S&P), Ba or B by Moody's Investors Service (Moody's), comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by Fidelity Management & Research Company LLC (FMR) to be of comparable quality.
  Potentially investing in securities that have a higher or lower credit quality.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Generally utilizing a research-driven approach identifying long-term drivers of high yield debt security returns that may include, but are not limited to, valuation, quality, momentum, and other factors. The research is systematically applied alongside a proprietary portfolio construction and risk management framework to select a broadly diversified group of high yield debt securities that may have the potential to provide a higher total return than that of the ICE® BofA BB-B US High Yield Constrained Index.
Principal Investment Risks
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and an additional index over various periods of time. The additional index has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2019	2020	2021	2022	2023
17.54%	10.64%	4.69%	-11.58%	11.64%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	10.91%	June 30, 2020
Lowest Quarter Return	-10.36%	June 30, 2022
Year-to-Date Return	7.55%	September 30, 2024
Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Life of fund
Fidelity® Enhanced High Yield ETF
Return Before Taxes	11.64%	6.09%	5.06% A
Return After Taxes on Distributions	8.74%	3.66%	2.67% A
Return After Taxes on Distributions and Sale of Fund Shares	6.78%	3.67%	2.87% A
ICE® BofA® BB-B US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	12.58%	5.19%	4.29%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	1.63%

AFrom June 12, 2018.
The fund has begun comparing its performance to the Bloomberg U.S. Universal Bond Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Investment Adviser
FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Rahul Bhargava (Lead Portfolio Manager) has managed the fund since 2024.
Alexandre Karam (Co-Portfolio Manager) has managed the fund since 2018.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2022.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary
Fund:
Fidelity® Preferred Securities & Income ETF
Investment Objective
Fidelity® Preferred Securities & Income ETF seeks high total return through a combination of current income and capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.59%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.60%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$61
3 years	$192
5 years	$335
10 years	$750

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in preferred securities and other income-producing securities.
Preferred securities include preferred stock, hybrid or trust preferred securities, fixed and floating rate preferred securities, listed and unlisted preferred securities, and preferred securities of all par values.
Income-producing securities are securities that pay, or are expected to pay within the next three months, dividends or interest.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Normally investing in all types of preferred securities and other income-producing securities such as contingent convertible securities and corporate hybrid securities.
  Normally investing primarily in securities rated at least BB by Standard & Poor's (S&P), Ba by Moody's Investors Service (Moody's), comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by Fidelity Management & Research Company LLC (FMR) to be of comparable quality. Securities rated below BBB by S&P and below Baa3 by Moody's are less than investment-grade quality (also referred to as high yield debt securities or junk bonds).
  Investing in securities of domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Concentrating investments in securities of issuers principally engaged in the business activities of the industries in the financial services sector.
Principal Investment Risks
  Preferred Securities.
Because preferred securities have a lower priority claim on assets or earnings than senior debt instruments in an issuer's capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, floating interest rates or distributions, interest rate risk, and the issuer having the right to redeem the security prior to any stated maturity date.
  Stock Market Volatility.
Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financials Industry Concentration.
The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Contingent Convertible Securities Risk.
Contingent convertible securities have unique equity conversion or principal write-down features that involve additional risks, which may include cancellation of interest payments by the issuer or a regulatory authority; subordination to other creditors due to either a liquidation or other bankruptcy-related event or a conversion of the security from debt to equity; and a write-down of the security's principal amount.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and additional indexes over various periods of time. The additional indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2022	2023
-16.99%	11.09%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	6.71%	December 31, 2023
Lowest Quarter Return	-10.27%	June 30, 2022
Year-to-Date Return	10.57%	September 30, 2024
Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2023	Past 1 year	Life of fund
Fidelity® Preferred Securities & Income ETF
Return Before Taxes	11.09%	-2.54% A
Return After Taxes on Distributions	9.26%	-4.03% A
Return After Taxes on Distributions and Sale of Fund Shares	6.74%	-2.43% A
ICE® BofA® US All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	9.29%	-2.36%
ICE U.S. All Capital Securities Constrained Custom Index (reflects no deduction for fees, expenses, or taxes)	9.05%	-2.54%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.17%	-2.93%

AFrom June 15, 2021.
The fund has begun comparing its performance to the Bloomberg U.S. Universal Bond Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Investment Adviser
FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Brian Chang (Co-Portfolio Manager) has managed the fund since 2021.
Adam Kramer (Co-Portfolio Manager) has managed the fund since 2021.
Parikshit Gandhi (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Fidelity® Enhanced High Yield ETF seeks a high level of income. The fund may also seek capital appreciation.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in debt securities rated below investment grade (also referred to as high yield debt securities or junk bonds).
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Below investment grade debt securities are debt securities that are rated below BBB- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO), or, if unrated, determined by the Adviser to be of comparable quality.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
The Adviser may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.
The Adviser uses the ICE® BofA® BB-B US High Yield Constrained Index as a guide in structuring the fund and selecting its investments as it relates to credit quality distribution and risk characteristics. The Adviser may also invest in securities that have lower or higher credit quality ratings than securities in the index.
The Adviser normally invests the fund's assets primarily in securities rated BB or B by S&P, Ba or B by Moody's, comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by the Adviser to be of comparable quality. The Adviser may also invest in securities that have lower or higher credit quality ratings.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
In buying and selling securities for the fund, the Adviser seeks to outperform the ICE® BofA BB-B US High Yield Constrained Index by, in general, utilizing a research-driven approach identifying long-term drivers of high yield debt security returns that may include, but are not limited to, valuation, quality, momentum and other factors. The research is systematically applied alongside a proprietary portfolio construction and risk management framework to select a broadly diversified group of high yield debt securities. The process seeks to maximize the return opportunity while managing benchmark relative risks. The portfolio managers will generally attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics.
The Adviser considers the fund's security, industry, and market capitalization weightings relative to the index.
The Adviser may also invest in securities of issuers that are not part of the ICE® BofA BB-B US High Yield Constrained Index.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.
Investment Objective
Fidelity® Preferred Securities & Income ETF seeks high total return through a combination of current income and capital appreciation.
Principal Investment Strategies
The Adviser normally invests at least 80% of the fund's assets in preferred securities and other income-producing securities.
Preferred securities include preferred stock, hybrid or trust preferred securities, fixed and floating rate preferred securities, listed and unlisted preferred securities, and preferred securities of all par values.
Income-producing securities are securities that pay, or are expected to pay within the next three months, dividends or interest.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
The Adviser may invest in all types of preferred securities and in other income-producing securities such as contingent convertible securities and corporate hybrid securities.
The Adviser normally invests the fund's assets primarily in securities that are rated at least BB by S&P, Ba by Moody's, comparably rated by at least one nationally recognized credit rating agency, or, if unrated, considered by the Adviser to be of comparable quality. Securities rated below BBB by S&P and below Baa3 by Moody's are less than investment-grade quality (also referred to as high yield debt securities or junk bonds).
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
The fund will concentrate its investments in securities of issuers principally engaged in the business activities of the industries in the financial services sector. The fund may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The fund is classified as non-diversified.
In buying and selling securities for the fund, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security's issuer.
Description of Principal Security Types
In addition to the security types discussed above, the following describes the types of securities in which a fund invests or may invest principally:
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Corporate hybrid securities have features of both equity and debt securities and they may constitute senior debt, junior debt, or equity in an issuer's capital structure.
Contingent convertible securities are securities typically issued by banking institutions that, under certain circumstances, may convert into common stock of the issuer or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds and regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. Certain contingent convertible securities may be debt securities, as determined by the Adviser, depending on, among other criteria, the security's position in the insolvency waterfall, regulatory capital classification, maturity date, and interest payment structure.
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics.
Principal Investment Risks
Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. Fidelity® Enhanced High Yield ETF's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because Fidelity® Preferred Securities & Income ETF concentrates its investments in securities of issuers principally engaged in the business activities of the industries in the financial services sector, the fund's performance could depend heavily on the performance of those industries and could be more volatile than the performance of less concentrated funds. In addition, because the fund may invest a significant percentage of assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.
The following factors can significantly affect a fund's performance:
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior debt instruments in an issuer's capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, floating interest rates or distributions, interest rate risk, and the issuer having the right to redeem the security prior to any stated maturity date. Because the distribution or interest rates may be floating, or convert from fixed to floating at a specified future time, the market value of preferred securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the fund on floating rate securities may decline due to lower coupon payments on the floating rate securities. Preferred securities may be substantially less liquid than other securities, which involves the risk that the securities will not be able to be sold at the time desired by the fund or at prices approximating the values at which the fund is carrying the securities on its books.
Contingent Convertible Securities Risk. Contingent convertible securities have unique equity conversion or principal write-down features that are tailored to the issuing banking institution and its regulatory requirements. Contingent convertibles may have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Contingent convertibles will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. In the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the contingent convertibles against the issuer will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the contingent convertibles are converted into the issuer's underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Certain investments held by a fund may have relied on the London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Although the transition process away from certain benchmark rates, including LIBOR, for more instruments has been completed, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Fluctuation of Net Asset Value and Share Price. The NAV of each fund's shares will generally fluctuate with changes in the market value of each fund's holdings. Each fund's shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the listing exchange. Although a share's market price is expected to approximate its NAV, it is possible that the market price and NAV will vary significantly. As a result, you may sustain losses if you pay more than the shares' NAV when you purchase shares, or receive less than the shares' NAV when you sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for a fund's shares, the market price of fund shares is more likely to differ significantly from the fund's NAV. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a fund. Disruptions at market makers, Authorized Participants or market participants may also result in significant differences between the market price of a fund's shares and the fund's NAV. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
The market price of shares during the trading day, like the price of any exchange-traded security, includes a bid-ask spread charged by the exchange specialist, market makers, or other participants that trade the particular security. In times of severe market disruption or volatility, the bid-ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. Securities held by a fund may be traded in markets that close at a different time than the listing exchange. During the time when the listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the fund's NAV may widen. The Adviser expects that, under normal market conditions, large discounts or premiums to NAV will not be sustained in the long term because of arbitrage opportunities.
Trading Issues. Although shares are listed on an exchange, there can be no assurance that an active trading market or requirements to remain listed will be met or maintained. Only an Authorized Participant may engage in creation or redemption transactions directly with a fund. A fund has a limited number of intermediaries that act as Authorized Participants. There are no obligations of market makers to make a market in a fund's shares or of Authorized Participants to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a fund's portfolio securities and the market price of fund shares. To the extent no other Authorized Participants are able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting. In addition, trading of shares in the secondary market may be halted, for example, due to activation of marketwide "circuit breakers." If trading halts or an unanticipated early closing of the listing exchange occurs, a shareholder may be unable to purchase or sell shares of a fund. FDC, the distributor of each fund's shares, does not maintain a secondary market in the shares.
If a fund's shares are delisted from the listing exchange, the Adviser may seek to list the fund shares on another market, merge the fund with another exchange-traded fund or traditional mutual fund, or redeem the fund shares at NAV.
Shares of a fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Cash Transactions Risk. Unlike certain ETFs, each fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. The use of cash creations and redemptions may also cause the fund's shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the fund's NAV. Furthermore, cash creation and redemption transactions may result in certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover these costs and expenses, the fund's performance could be negatively impacted.
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Financials Industry Concentration. The financials industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease Fidelity® Enhanced High Yield ETF's exposure to changing security prices, interest rates, or other factors that affect security values.
In addition to the principal investment strategies discussed above, the Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease Fidelity® Preferred Securities & Income ETF's exposure to changing security prices, interest rates, or other factors that affect security values.

Non-Fundamental Investment Policies
Each fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Fidelity® Enhanced High Yield ETF normally invests at least 80% of its assets in debt securities rated below investment grade.
Fidelity® Preferred Securities & Income ETF normally invests at least 80% of its assets in preferred securities and other income-producing securities.
Valuing Shares
Each fund is open for business each day that either the listing exchange or the New York Stock Exchange (NYSE) is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of regular trading hours on the listing exchange or the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
Shares of each fund may be purchased through a broker in the secondary market by individual investors at market prices which may vary throughout the day and may differ from NAV.
To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.
Shares of open-end funds in which each fund may invest (referred to as underlying funds) are valued at their respective NAVs. NAV is calculated using the values of any underlying funds in which it invests. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Information on Fidelity
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.
In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
The Depository Trust Company (DTC) is a limited trust company and securities depository that facilitates the clearance and settlement of trades for its participating banks and broker-dealers. DTC has executed an agreement with FDC, each fund's distributor.
Buying and Selling Shares in the Secondary Market
Shares of each fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker. Each fund does not impose any minimum investment for shares of a fund purchased on an exchange. These transactions are made at market prices that may vary throughout the day and may be greater than a fund's NAV (premium) or less than a fund's NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges. Due to such commissions and charges, frequent trading may detract significantly from investment returns.
Each fund is designed to offer investors an equity investment that can be bought and sold frequently in the secondary market without impact on a fund, and such trading activity is critical to ensuring that the market price of fund shares remains at or close to NAV. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading by these investors.
Shares can be purchased and redeemed directly from each fund at NAV only by Authorized Participants in large increments called "Creation Units." Each fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. Each fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Precautionary Notes
  Note to Investment Companies. For purposes of the 1940 Act, shares are issued by a fund, and the acquisition of shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the fund.
  Note to Authorized Participants Regarding Continuous Offering. Certain legal risks may exist that are unique to Authorized Participants purchasing Creation Units directly from a fund. Because new Creation Units may be issued on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the Securities Act), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act.
For example, you may be deemed a statutory underwriter if you purchase Creation Units from a fund, break them down into individual fund shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new fund shares with an active selling effort involving solicitation of secondary market demand for fund shares. A determination of whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, you should note that dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to shares of a fund are reminded that, under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. Certain affiliates of each fund may purchase and resell fund shares pursuant to this prospectus.
  Note to Secondary Market Investors. DTC, or its nominee, is the registered owner of all outstanding shares of a fund. The Adviser will not have any record of your ownership. Your ownership of shares will be shown on the records of DTC and the DTC participant broker through which you hold the shares. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information. Your broker will also be responsible for distributing income and capital gain distributions and for sending you shareholder reports and other information as may be required.
Costs Associated with Creations and Redemptions
The funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information (SAI).
Dividends and Capital Gain Distributions
Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) as capital gain distributions. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.
Each fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Fidelity® Enhanced High Yield ETF	January, February, March, April, May, June, July, August, September, October, November, December
Fidelity® Preferred Securities & Income ETF	January, February, March, April, May, June, July, August, September, October, November, December
Fund Name	Capital Gains Paid
Fidelity® Enhanced High Yield ETF	December
Fidelity® Preferred Securities & Income ETF	December
Tax Consequences
As with any investment, your investment in a fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions investors receive are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to investors as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to investors generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Because Fidelity® Enhanced High Yield ETF's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.
Each fund may effect creations and redemptions using cash rather than in-kind securities and may recognize more capital gains and be less tax-efficient than if in-kind securities were used. When  a fund effects its redemptions with cash rather than with in-kind securities, the fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs and may cause the fund to recognize gains that might not have been otherwise recognized or to recognize such gains sooner than otherwise. Losses from sales of immediately reacquired securities are subject to deferral, potentially indefinitely. Each fund generally intends to distribute net annual gains, if any, to shareholders to comply with applicable tax rules, causing shareholders to be subject to tax on gains they would not otherwise be subject to or at an earlier date than if the fund effected redemptions in-kind.
If investors buy shares when a fund has realized but not yet distributed income or capital gains, they will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from a fund will normally be taxable to you when you receive them; however, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Purchases and sales of shares, as well as purchases and redemptions of Creation Units, may result in a capital gain or loss for federal tax purposes.
Fund Services
Fund Management
Adviser
FMR. The Adviser is each fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.
Sub-Adviser(s)
FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.
FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF.
Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2024, FMR Japan had approximately $2.8 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.
FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF.
Portfolio Manager(s)
Rahul Bhargava is Lead Portfolio Manager of Fidelity® Enhanced High Yield ETF, which he has managed since 2024. Since joining Fidelity Investments in 2024, Mr. Bhargava has worked as a portfolio manager. Prior to joining the firm, Mr. Bhargava served as Portfolio Manager at Jocassee Quantitative from 2021 to 2023 and Managing Director at Blackstone from 2019 to 2020.
Jared Beckerman is Co-Portfolio Manager of Fidelity® Enhanced High Yield ETF, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.
Benjamin Harrison is Co-Portfolio Manager of Fidelity® Enhanced High Yield ETF, which he has managed since 2022. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.
Alexandre Karam is Co-Portfolio Manager of Fidelity® Enhanced High Yield ETF, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Karam has worked as a research analyst and portfolio manager.
Brian Chang is Co-Portfolio Manager of Fidelity® Preferred Securities & Income ETF, which he has managed since 2021. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chang has worked as a research analyst and portfolio manager.
Parikshit Gandhi is Co-Portfolio Manager of Fidelity® Preferred Securities & Income ETF, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Gandhi has worked as a research analyst and portfolio manager.
Adam Kramer is Co-Portfolio Manager of Fidelity® Preferred Securities & Income ETF, which he has managed since 2021. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Kramer has worked as a research analyst, portfolio assistant, and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
Each fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The Adviser pays all of the other expenses of Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF with limited exceptions.
For Fidelity® Enhanced High Yield ETF, the total management fee for the fiscal year ended August 31, 2024, was 0.45% of the fund's average net assets. Effective October 1, 2024, Fidelity® Enhanced High Yield ETF's annual management fee rate has been reduced to 0.35% of its average net assets.
For Fidelity® Preferred Securities & Income ETF, the total management fee for the fiscal year ended August 31, 2024, was 0.59% of the fund's average net assets.
The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.
The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's Form N-CSR report for the fiscal period ended August 31, 2024.
From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.
Reimbursement or waiver arrangements can decrease expenses and boost performance.
Fund Distribution
FDC distributes each fund's shares.
Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.
These payments are described in more detail in this section and in the SAI.
Distribution and Service Plan(s)
While each fund will not make direct payments for distribution or shareholder support services, each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its shares. Each Plan recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.
If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.
Other Service Providers
State Street Bank and Trust Company serves as each fund's transfer agent and custodian, and is located at One Heritage Drive, Floor 1, North Quincy, Massachusetts, 02171 and One Congress Street, Boston, Massachusetts, 02114, respectively.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity® Enhanced High Yield ETF

Years ended August 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$46.49	$46.22	$56.07	$54.49	$52.32
Income from Investment Operations
Net investment income (loss) A,B	3.198	2.781	2.383	2.250	2.518
Net realized and unrealized gain (loss)	2.264	.297	(8.748)	2.335	2.323
Total from investment operations	5.462	3.078	(6.365)	4.585	4.841
Distributions from net investment income	(3.172)	(2.808)	(2.355)	(2.195)	(2.429)
Distributions from net realized gain	-	-	(1.128)	(.808)	(.242)
Total distributions	(3.172)	(2.808)	(3.483)	(3.003)	(2.671)
Net asset value, end of period	$48.78	$46.49	$46.22	$56.07	$54.49
Total Return C,D	12.20%	6.90%	(11.85)%	8.66%	9.61%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.46%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.46%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.46%	.45%	.45%	.45%	.45%
Net investment income (loss)	6.76%	6.02%	4.64%	4.07%	4.84%
Supplemental Data
Net assets, end of period (000 omitted)	$334,154	$288,250	$274,996	$277,532	$114,421
Portfolio turnover rate G	51 % H	84% H	72% H	177% H	179% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Preferred Securities & Income ETF

Years ended August 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$20.06	$20.67	$25.20	$25.00
Income from Investment Operations
Net investment income (loss) B,C	1.034	.937	.886	.170
Net realized and unrealized gain (loss)	1.765	(.510)	(4.485)	.187
Total from investment operations	2.799	.427	(3.599)	.357
Distributions from net investment income	(1.049)	(.856)	(.931)	(.157)
Distributions from tax return of capital	-	(.181)	-	-
Total distributions	(1.049)	(1.037)	(.931)	(.157)
Net asset value, end of period	$21.81	$20.06	$20.67	$25.20
Total Return D,E	14.31%	2.19%	(14.50)%	1.44%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.60%	.59%	.59%	.59% H
Expenses net of fee waivers, if any	.60%	.59%	.59%	.59% H
Expenses net of all reductions	.60%	.59%	.59%	.59% H
Net investment income (loss)	4.95%	4.65%	3.98%	3.16% H
Supplemental Data
Net assets, end of period (000 omitted)	$42,523	$32,095	$33,069	$6,300
Portfolio turnover rate I	28%	50%	21%	0%

AFor the period June 15, 2021 (commencement of operations) through August 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EBased on net asset value.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Additional Index Information
Bloomberg U.S. Universal Bond Index represents the union of the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Corporate High Yield Bond Index, the Bloomberg 144A Bond Index, the Bloomberg Eurodollar Bond Index, the Bloomberg Emerging Markets Aggregate USD Bond Index, and the non-ERISA portion of the Bloomberg U.S. CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the index. The only constituent of the index that includes floating-rate debt is the Bloomberg Emerging Markets Aggregate USD Bond Index.
ICE® BofA® BB-B US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an average rating (based on Moody's, S&P and Fitch) between BB1 and B3, inclusive. The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of the ICE® BofA® BB-B US High Yield Index but caps issuer exposure at 2%.
ICE® BofA® US All Capital Securities Index tracks the performance of fixed rate, US dollar denominated hybrid corporate and preferred securities publicly issued in the US domestic market. Qualifying securities must be rated by Moody's, S&P or Fitch. Floating rate coupon or dividend securities are excluded, but zero, step and rating-dependent coupons are included. Index constituents are market capitalization weighted. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month.
ICE® U.S. All Capital Securities Constrained Custom Index is constructed so that no one issuer exceeds 4.5% of the index at the time of monthly rebalance. The index tracks the performance of fixed rate, U.S. dollar denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. Qualifying securities must be rated by Moody's, S&P or Fitch. Floating rate coupon or dividend securities are excluded, but zero, step and rating-dependent coupons are included.
You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports and Form N-CSR also include additional information. Each fund's annual report includes a discussion of recent market conditions and the fund's investment strategies that affected performance. In Form N-CSR, you will find each fund's annual and semi-annual financial statements.
For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-FIDELITY. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, annual or semi-annual report, or a fund's financial statements or to request other information.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-07319
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
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